Fidelity®

Trend

Fund

Annual Report

December 31, 2000

(2_fidelity_logos) (Registered Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Footnotes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Distributions	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

Investors seeking the 10%-20% annual returns they'd grown accustomed to seeing during the past several years found them again in 2000, but not where they expected. Unlike previous years, the taxable bond market was home to the double-digit performers, while the majority of equity indexes dwelled in negative territory for the year. Treasuries and government bonds finished 2000 at the high end of the return spectrum.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended December 31, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity Trend	-7.16%	70.67%	268.69%
S&P 500®	-9.10%	131.98%	399.95%
Growth Funds Average	-7.61%	120.04%	372.68%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500SM  Index - a market capitalization-weighted index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 1,491 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.(dagger)

Average Annual Total Returns

Periods ended December 31, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity Trend	-7.16%	11.28%	13.94%
S&P 500	-9.10%	18.33%	17.46%
Growth Funds Average	-7.61%	16.63%	16.38%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

Annual Report

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Trend Fund on December 31, 1990. As the chart shows, by December 31, 2000, the value of the investment would have grown to $36,869 - a 268.69% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $49,995 - a 399.95% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper multi-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper multi-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of December 31, 2000, the one year, five year and 10 year cumulative total returns for the multi-cap core funds average were -2.96%, 112.10%, and 365.64%, respectively; and the one year, five year and 10 year average annual total returns were -2.96%, 15.92%, and 16.27%, respectively. The one year, five year and 10 year cumulative total returns for the multi-cap supergroup average were -1.15%, 115.16%, and 373.97%, respectively; and the one year, five year and 10 year average annual total returns were -1.15%, 16.11%, and 16.40%, respectively.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

Compared to 1999, stock market behavior and performance in 2000 unfolded in almost the exact opposite direction. For instance, the technology sector, which drove the NASDAQ Composite Index to a record-high annual return of 86.12% in 1999, caused the same index to fall 39.17% in 2000, the worst decline in the benchmark's history. Also in 1999, growth outperformed value, equities did better than bonds, and initial public offerings (IPOs) and Internet stocks were all the rage. Conversely, in 2000, value was the investment style of choice, Treasury and government bonds soared while most major equity indexes finished the year with negative returns, and many IPOs and Internet stocks were given the cold shoulder. A number of factors figured into this role reversal. The surging economic growth of the past few years was tempered by a series of interest-rate hikes by the Federal Reserve Board. A sharp increase in oil prices accelerated the slowdown, and the resulting effect led to a series of corporate earnings disappointments. For the 12-month period ending December 31, 2000, the large-cap weighted Standard & Poor's 500SM Index fell 9.10%, the blue-chip Dow Jones Industrial Average declined 4.71%, and the Russell 2000 ® Index - a barometer of small-cap stock performance - dropped 3.02%.

(Portfolio Manager photograph)
An interview with Ramin Arani, Portfolio Manager of Fidelity Trend Fund

Q. How did the fund perform, Ramin?

A. In spite of a negative return, the fund did well on a relative basis. For the 12 months that ended December 31, 2000, the fund returned -7.16%, compared with -9.10% for the Standard & Poor's 500 Index and -7.61% for the growth funds average tracked by Lipper Inc.

Q. What enabled the fund to finish ahead of the index and the average?

A. Favorable stock selection continued to drive the fund's relative performance. In the energy sector, energy services and exploration and production companies benefited from high prices for crude oil and natural gas and the resulting boost to exploration activity. Several independent power producers also helped performance. Normally classified as utilities, these companies benefited from high demand for power and a shortage of generating capacity in various parts of the country, as well as relatively extreme weather conditions last summer and so far this winter. The fund's health care holdings, especially in the pharmaceutical segment, also contributed positively to relative performance. Amid the meltdown in technology, drug stocks offered comparatively steady earnings growth prospects and were one of the year's best-performing groups. Finally, certain parts of the finance sector helped performance - specifically, the fund's government-sponsored mortgage companies and insurance holdings.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. How did you handle the extreme market weakness in the final four months of the period?

A. I tried to scrutinize the portfolio even more closely for potential earnings land mines - that is, companies that might be prone to miss their earnings estimates because of rapidly decelerating economic growth. The key area of concern there, of course, was technology, but other sectors certainly were not exempt from that kind of risk. I think I did a pretty good job of avoiding big earnings blowups. In retrospect, I wish I had given more weight to valuations because even stocks that continued to hit their earnings forecasts were punished if they were richly valued.

Q. Which stocks made positive contributions to performance?

A. Kinder Morgan, a natural gas play, was the top contributor during the period. Natural gas prices had been strong for most of the year, but they surged in December due to colder-than-normal temperatures in the northeastern U.S. Two independent power producers, Calpine and Dynegy, saw their stocks rise on the basis of power shortages in California as well as higher energy prices. I took profits on Calpine, which enjoyed a meteoric rise during the past two years and appeared fully valued. Bristol-Myers Squibb and Warner-Lambert reflected investors' interest in the steady earnings growth offered by drug stocks. In addition, Warner-Lambert was bought by Pfizer and received a boost from the takeover process.

Q. Which stocks detracted from performance?

A. Microsoft, mentioned as a detractor in the report to shareholders six months ago, again hurt performance. The stock was damaged by the federal government's antitrust lawsuit in the first half of the year. During the second half, slackening demand for personal computers, on which sales of the company's Windows 2000 and Windows Millennium operating systems depend, was the negative catalyst. AT&T was an overweighted position for the fund early in the period. I subsequently cut the position back substantially, but considerable damage had already been done. Cisco Systems was another detractor. While my short-term outlook for the stock at the end of the period was mixed, I retained a market weighting relative to the S&P 500 based on Cisco's still-favorable long-term prospects.

Q. What's your outlook, Ramin?

A. At its December 19 meeting, the Federal Reserve Board moved from a tightening bias to an easing bias - that is, to a status favoring lowering interest rates. The main question now is how aggressively the Fed will ease rates. A series of reductions has historically been very beneficial for stock prices. Even in beaten-down groups such as semiconductors and semiconductor capital equipment, where I anticipate continued downward pressure on earnings for a quarter or two, there will come a time to buy in an anticipation of a recovery. Looking for improving earnings prospects and being cautious about valuations will be rewarded over the near term, in my opinion.

Annual Report

Fund Talk: The Manager's Overview - continued

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: to increase the value of the fund's shares by investing mainly in equity securities of companies likely to benefit from economic, financial or market trends

Fund number: 005

Trading symbol: FTRNX

Start date: June 16, 1958

Size: as of December 31, 2000, more than $1.2 billion

Manager: Ramin Arani, since June 2000; manager, Fidelity Select Health Care Portfolio and Fidelity Advisor Health Care Fund, 1999-2000; Fidelity Select Retailing Portfolio, 1997-1999; joined Fidelity in 1992

3

Ramin Arani on evaluating political risk:

"Various segments of the market have been driven down at different times in the past several years by political risk - the threat of some action that might be taken or is being taken in Washington, D.C. For example, in 1999 no one wanted to own health care stocks because of questions about Medicare reimbursements. Tobacco stocks were recently hammered by concerns about smoking-related lawsuits at the state and federal levels. And government-sponsored mortgage companies took it on the chin earlier in 2000 when Congress threatened to take away the competitive benefits they enjoyed.

"In each case, the perceived risk to the company's basic business prospects was considerable, resulting in depressed stock prices. In such situations, I always try to determine whether a political factor represents a genuine threat or whether it is just noise. In the case of drug stocks, for example, it's common during election years for candidates to complain about high drug costs because that's what voters like to hear. Usually, the complaining ends with the campaigning, and no concrete actions are taken. There is no easy formula for measuring political risk, however, and I rely heavily on Fidelity's research capabilities to look at each situation on a case-by-case basis."

Annual Report

Investment Changes

Top Ten Stocks as of December 31, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	4.2	4.0
Bristol-Myers Squibb Co.	3.4	1.3
Cisco Systems, Inc.	2.7	4.6
Pfizer, Inc.	2.6	2.5
American International Group, Inc.	2.3	1.7
Exxon Mobil Corp.	2.3	1.8
Citigroup, Inc.	2.0	1.6
Microsoft Corp.	2.0	0.0
Merck & Co., Inc.	1.7	0.2
Fannie Mae	1.6	0.7
	24.8
Top Five Market Sectors as of December 31, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Technology	20.6	33.7
Finance	18.0	11.0
Health	17.1	14.7
Utilities	7.0	8.0
Energy	6.4	8.5
Asset Allocation (% of fund's net assets)
As of December 31, 2000 *		As of June 30, 2000 **
	Stocks and Equity Futures 99.5%		Stocks 99.0%
	Short-Term Investments and Net Other Assets 0.5%		Short-Term Investments and Net Other Assets 1.0%
* Foreign investments	4.1%	** Foreign investments	4.6%

Annual Report

Investments December 31, 2000

Showing Percentage of Net Assets

Common Stocks - 96.4%
	Shares	Value (Note 1) (000s)
AEROSPACE & DEFENSE - 2.3%
Aerospace & Defense - 1.9%
Alliant Techsystems, Inc. (a)	1,800	$ 120
BFGoodrich Co.	38,500	1,400
Boeing Co.	33,100	2,185
Honeywell International, Inc.	232,500	11,000
Rockwell International Corp.	55,260	2,632
Textron, Inc.	46,900	2,181
United Technologies Corp.	48,500	3,813
		23,331
Ship Building & Repair - 0.4%
General Dynamics Corp.	67,800	5,288
TOTAL AEROSPACE & DEFENSE		28,619
BASIC INDUSTRIES - 2.4%
Chemicals & Plastics - 1.9%
Agrium, Inc.	174,300	2,517
Avery Dennison Corp.	34,900	1,915
E.I. du Pont de Nemours and Co.	121,100	5,851
Georgia Gulf Corp.	5,500	94
Lyondell Chemical Co.	10,800	165
Millennium Chemicals, Inc.	78,700	1,426
Pharmacia Corp.	54,900	3,349
Potash Corp. of Saskatchewan	37,500	2,934
Praxair, Inc.	90,400	4,012
Solutia, Inc.	125,100	1,501
		23,764
Metals & Mining - 0.1%
Alcoa, Inc.	46,800	1,568
Packaging & Containers - 0.2%
Ball Corp.	47,619	2,193
Paper & Forest Products - 0.2%
Kimberly-Clark Corp.	33,000	2,333
TOTAL BASIC INDUSTRIES		29,858
CONSTRUCTION & REAL ESTATE - 0.3%
Building Materials - 0.2%
American Standard Companies, Inc. (a)	56,300	2,776
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSTRUCTION & REAL ESTATE - continued
Construction - 0.1%
Massey Energy Corp.	42,400	$ 541
TOTAL CONSTRUCTION & REAL ESTATE		3,317
DURABLES - 1.5%
Autos, Tires, & Accessories - 0.2%
Navistar International Corp. (a)	71,600	1,875
Consumer Durables - 0.1%
Minnesota Mining & Manufacturing Co.	8,900	1,072
Consumer Electronics - 0.4%
Black & Decker Corp.	36,800	1,444
General Motors Corp. Class H	175,800	4,043
		5,487
Home Furnishings - 0.1%
Leggett & Platt, Inc.	83,600	1,583
Textiles & Apparel - 0.7%
Mohawk Industries, Inc. (a)	89,800	2,458
NIKE, Inc. Class B	116,100	6,480
		8,938
TOTAL DURABLES		18,955
ENERGY - 6.4%
Energy Services - 1.6%
ENSCO International, Inc.	33,800	1,151
Global Industries Ltd. (a)	97,200	1,330
Halliburton Co.	48,500	1,758
Nabors Industries, Inc. (a)	25,500	1,508
Noble Drilling Corp. (a)	36,000	1,564
Santa Fe International Corp.	122,200	3,918
Schlumberger Ltd. (NY Shares)	46,700	3,733
Smith International, Inc. (a)	17,900	1,335
W-H Energy Services, Inc.	82,100	1,616
Weatherford International, Inc.	48,100	2,273
		20,186
Oil & Gas - 4.8%
Apache Corp.	35,100	2,459
Chevron Corp.	86,500	7,304
Conoco, Inc. Class B	45,600	1,320
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - continued
Oil & Gas - continued
Cooper Cameron Corp. (a)	31,100	$ 2,055
Devon Energy Corp.	26,877	1,639
Exxon Mobil Corp.	330,365	28,721
Grant Prideco, Inc. (a)	117,700	2,582
National-Oilwell, Inc. (a)	56,800	2,197
Royal Dutch Petroleum Co. (NY Shares)	176,900	10,714
		58,991
TOTAL ENERGY		79,177
FINANCE - 18.0%
Banks - 4.1%
Bank of America Corp.	157,900	7,244
Bank of New York Co., Inc.	49,700	2,743
Bank One Corp.	124,500	4,560
FleetBoston Financial Corp.	201,700	7,576
J.P. Morgan & Co., Inc.	46,400	7,679
Mellon Financial Corp.	70,800	3,482
PNC Financial Services Group, Inc.	86,800	6,342
U.S. Bancorp	91,000	2,656
Wells Fargo & Co.	155,600	8,665
		50,947
Credit & Other Finance - 2.5%
American Express Co.	51,500	2,829
Citigroup, Inc.	492,577	25,152
Household International, Inc.	52,000	2,860
		30,841
Federal Sponsored Credit - 2.5%
Fannie Mae	222,400	19,293
Freddie Mac	170,000	11,709
		31,002
Insurance - 7.5%
ACE Ltd.	251,100	10,656
AFLAC, Inc.	79,200	5,717
Allmerica Financial Corp.	124,700	9,041
AMBAC Financial Group, Inc.	65,850	3,840
American International Group, Inc.	295,837	29,158
CIGNA Corp.	37,600	4,974
Hartford Financial Services Group, Inc.	100,900	7,126
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCE - continued
Insurance - continued
MetLife, Inc.	183,900	$ 6,437
The Chubb Corp.	60,200	5,207
The St. Paul Companies, Inc.	16,100	874
XL Capital Ltd. Class A	120,200	10,502
		93,532
Savings & Loans - 0.1%
Washington Mutual, Inc.	23,600	1,252
Securities Industry - 1.3%
Charles Schwab Corp.	132,100	3,748
Merrill Lynch & Co., Inc.	46,500	3,171
Morgan Stanley Dean Witter & Co.	121,100	9,597
		16,516
TOTAL FINANCE		224,090
HEALTH - 17.1%
Drugs & Pharmaceuticals - 13.0%
American Home Products Corp.	136,100	8,649
Amgen, Inc. (a)	54,200	3,465
Bristol-Myers Squibb Co.	564,400	41,730
Cephalon, Inc. (a)	78,900	4,995
Eli Lilly & Co.	170,500	15,867
Geneva Proteomics (a)(e)	62,000	341
ImClone Systems, Inc. (a)	56,700	2,495
Immunex Corp. (a)	156,900	6,374
Merck & Co., Inc.	225,500	21,112
Pfizer, Inc.	704,475	32,406
Schering-Plough Corp.	269,900	15,317
Sepracor, Inc. (a)	48,800	3,910
Serono SA sponsored ADR (a)	123,320	2,952
Vertex Pharmaceuticals, Inc. (a)	28,400	2,031
		161,644
Medical Equipment & Supplies - 3.1%
Abbott Laboratories	94,900	4,597
Cardinal Health, Inc.	146,200	14,565
Guidant Corp. (a)	103,000	5,556
Medtronic, Inc.	141,500	8,543
Novoste Corp. (a)	182,300	5,013
		38,274
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH - continued
Medical Facilities Management - 1.0%
HCA - The Healthcare Co.	129,500	$ 5,699
Tenet Healthcare Corp.	84,600	3,759
Wellpoint Health Networks, Inc. (a)	28,700	3,308
		12,766
TOTAL HEALTH		212,684
INDUSTRIAL MACHINERY & EQUIPMENT - 6.2%
Electrical Equipment - 4.4%
General Electric Co.	1,075,800	51,573
Scientific-Atlanta, Inc.	87,700	2,856
		54,429
Industrial Machinery & Equipment - 1.8%
Ingersoll-Rand Co.	63,900	2,676
Parker-Hannifin Corp.	100,200	4,421
Tyco International Ltd.	271,700	15,079
		22,176
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		76,605
MEDIA & LEISURE - 4.7%
Broadcasting - 2.0%
AT&T Corp. - Liberty Media Group Class A (a)	217,100	2,944
Clear Channel Communications, Inc. (a)	164,012	7,944
EchoStar Communications Corp. Class A (a)	107,600	2,448
Infinity Broadcasting Corp. Class A (a)	158,700	4,434
Radio One, Inc. Class D (non-vtg.) (a)	252,000	2,772
Time Warner, Inc.	81,900	4,278
		24,820
Entertainment - 2.2%
Fox Entertainment Group, Inc. Class A (a)	119,800	2,141
Mandalay Resort Group (a)	77,300	1,696
MGM Mirage, Inc.	146,300	4,124
Viacom, Inc.:
Class A (a)	42,350	1,990
Class B (non-vtg.) (a)	260,200	12,164
Walt Disney Co.	181,100	5,241
		27,356
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MEDIA & LEISURE - continued
Lodging & Gaming - 0.3%
Harrah's Entertainment, Inc. (a)	145,800	$ 3,845
Publishing - 0.2%
Gannett Co., Inc.	46,000	2,901
TOTAL MEDIA & LEISURE		58,922
NONDURABLES - 5.9%
Beverages - 2.0%
Anheuser-Busch Companies, Inc.	183,200	8,336
The Coca-Cola Co.	262,100	15,972
		24,308
Foods - 1.2%
Quaker Oats Co.	74,800	7,284
Wm. Wrigley Jr. Co.	78,000	7,473
		14,757
Household Products - 1.5%
Avon Products, Inc.	153,100	7,330
Colgate-Palmolive Co.	73,400	4,738
Gillette Co.	181,800	6,568
		18,636
Tobacco - 1.2%
Philip Morris Companies, Inc.	346,000	15,224
TOTAL NONDURABLES		72,925
RETAIL & WHOLESALE - 3.6%
Drug Stores - 1.3%
CVS Corp.	174,300	10,447
Walgreen Co.	123,000	5,143
		15,590
General Merchandise Stores - 0.8%
Wal-Mart Stores, Inc.	191,200	10,158
Grocery Stores - 0.7%
Safeway, Inc. (a)	54,800	3,425
Whole Foods Market, Inc. (a)	84,100	5,141
		8,566
Common Stocks - continued
	Shares	Value (Note 1) (000s)
RETAIL & WHOLESALE - continued
Retail & Wholesale, Miscellaneous - 0.8%
Home Depot, Inc.	223,850	$ 10,227
TOTAL RETAIL & WHOLESALE		44,541
SERVICES - 0.4%
Advertising - 0.3%
Omnicom Group, Inc.	37,600	3,116
TMP Worldwide, Inc. (a)	10,300	567
		3,683
Services - 0.1%
Fluor Corp. (a)	42,400	1,402
TOTAL SERVICES		5,085
TECHNOLOGY - 20.6%
Communications Equipment - 4.8%
CIENA Corp. (a)	28,700	2,332
Cisco Systems, Inc. (a)	884,500	33,832
Comverse Technology, Inc. (a)	45,400	4,932
Corning, Inc.	56,400	2,979
Ditech Communications Corp. (a)	44,500	715
Nokia AB sponsored ADR	166,700	7,251
Nortel Networks Corp.	239,800	7,689
Tycom Ltd.	12,900	289
		60,019
Computer Services & Software - 9.4%
Adobe Systems, Inc.	40,900	2,380
Affiliated Computer Services, Inc. Class A (a)	73,200	4,442
Affymetrix, Inc. (a)	59,000	4,392
America Online, Inc. (a)	57,000	1,984
Ariba, Inc. (a)	48,100	2,579
Art Technology Group, Inc. (a)	20,000	611
BEA Systems, Inc. (a)	45,000	3,029
Check Point Software Technologies Ltd. (a)	19,800	2,645
Computer Associates International, Inc.	363,800	7,094
Computer Sciences Corp. (a)	71,500	4,299
Critical Path, Inc. (a)	18,500	569
i2 Technologies, Inc. (a)	55,400	3,012
J.D. Edwards & Co. (a)	408,700	7,280
Macromedia, Inc. (a)	46,100	2,801
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TECHNOLOGY - continued
Computer Services & Software - continued
Microsoft Corp. (a)	571,200	$ 24,776
Netegrity, Inc. (a)	33,250	1,808
Openwave Systems, Inc. (a)	12,400	594
Oracle Corp. (a)	594,500	17,278
PeopleSoft, Inc. (a)	65,600	2,440
Polycom, Inc. (a)	94,000	3,026
Rational Software Corp. (a)	138,600	5,397
Siebel Systems, Inc. (a)	48,900	3,307
Sonus Networks, Inc.	27,500	694
Sybase, Inc. (a)	65,300	1,294
Technology Solutions, Inc.	376,700	800
VERITAS Software Corp. (a)	21,100	1,846
Vignette Corp. (a)	199,700	3,595
webMethods, Inc.	35,300	3,139
		117,111
Computers & Office Equipment - 4.0%
Brocade Communications Systems, Inc. (a)	14,400	1,322
Compaq Computer Corp.	53,400	804
Dell Computer Corp. (a)	410,400	7,156
EMC Corp. (a)	228,400	15,189
Hewlett-Packard Co.	66,000	2,083
International Business Machines Corp.	142,800	12,138
Juniper Networks, Inc. (a)	12,300	1,551
Sun Microsystems, Inc. (a)	334,500	9,324
		49,567
Electronic Instruments - 0.2%
Varian, Inc. (a)	64,100	2,171
Electronics - 2.2%
Altera Corp. (a)	46,300	1,218
Intel Corp.	547,900	16,471
Intersil Holding Corp. Class A	43,800	1,005
Texas Instruments, Inc.	180,400	8,546
		27,240
TOTAL TECHNOLOGY		256,108
UTILITIES - 7.0%
Cellular - 1.0%
Crown Castle International Corp. (a)	82,500	2,233
Common Stocks - continued
	Shares	Value (Note 1) (000s)
UTILITIES - continued
Cellular - continued
Nextel Communications, Inc. Class A (a)	49,500	$ 1,225
QUALCOMM, Inc. (a)	64,000	5,260
SBA Communications Corp. Class A (a)	40,400	1,659
Sprint Corp. - PCS Group Series 1 (a)	63,600	1,300
		11,677
Electric Utility - 0.7%
AES Corp. (a)	158,300	8,766
Gas - 1.3%
Dynegy, Inc. Class A	96,620	5,417
Enron Corp.	70,400	5,852
Kinder Morgan, Inc.	92,197	4,812
		16,081
Telephone Services - 4.0%
BellSouth Corp.	358,200	14,664
Qwest Communications International, Inc. (a)	290,800	11,923
SBC Communications, Inc.	395,500	18,885
Sprint Corp. - FON Group	208,500	4,235
TeraBeam Networks (e)	4,800	18
		49,725
TOTAL UTILITIES		86,249
TOTAL COMMON STOCKS (Cost $1,143,859)		1,197,135
Convertible Bonds - 0.0%
Moody's Ratings (unaudited)		Principal Amount (000s)
TECHNOLOGY - 0.0%
Computer Services & Software - 0.0%
Cyras Systems, Inc. 4.5% 8/15/05 (c) (Cost $363)	-	$ 363	425
U.S. Treasury Obligations - 0.2%

U.S. Treasury Bills, yield at date of purchase 5.94% to 6.02% 3/1/01 (d) (Cost $2,673)	-	2,700	2,675
Cash Equivalents - 4.2%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 6.53% (b) (Cost $51,883)	51,883,361	$ 51,883
TOTAL INVESTMENT PORTFOLIO - 100.8% (Cost $1,198,778)		1,252,118
NET OTHER ASSETS - (0.8)%		(10,107)
NET ASSETS - 100%		$ 1,242,011
Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Gain/(Loss) (000s)
Purchased
115 S&P 500 Stock Index Contracts	March 2001	$ 38,381	$ (1,429)

The face value of futures purchased as a percentage of net assets - 3.1%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $425,000 or 0.0% of net assets.

(d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $2,675,000.
(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Geneva Proteomics	7/7/00	$ 341
TeraBeam Networks	4/7/00	$ 18
Income Tax Information

At December 31, 2000, the aggregate cost of investment securities for income tax purposes was $1,207,417,000. Net unrealized appreciation aggregated $44,701,000, of which $190,963,000 related to appreciated investment securities and $146,262,000 related to depreciated investment securities.

The fund hereby designates approximately $88,499,000 as a capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	December 31, 2000
Assets
Investment in securities, at value (cost $1,198,778) - See accompanying schedule		$ 1,252,118
Cash		3
Receivable for investments sold		12,058
Receivable for fund shares sold		351
Dividends receivable		892
Interest receivable		387
Other receivables		419
Total assets		1,266,228
Liabilities
Payable for investments purchased	$ 7,805
Payable for fund shares redeemed	2,296
Distributions payable	12,936
Accrued management fee	449
Payable for daily variation on futures contracts	523
Other payables and accrued expenses	208
Total liabilities		24,217
Net Assets		$ 1,242,011
Net Assets consist of:
Paid in capital		$ 1,169,516
Undistributed net investment income		699
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		19,898
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		51,898
Net Assets, for 22,014 shares outstanding		$ 1,242,011
Net Asset Value, offering price and redemption price per share ($1,242,011 ÷ 22,014 shares)		$56.42

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended December 31, 2000
Investment Income Dividends		$ 9,738
Interest		2,531
Security lending		70
Total income		12,339
Expenses
Management fee Basic fee	$ 8,415
Performance adjustment	(2,690)
Transfer agent fees	2,087
Accounting and security lending fees	336
Non-interested trustees' compensation	13
Custodian fees and expenses	77
Registration fees	71
Audit	47
Legal	18
Interest	47
Miscellaneous	4
Total expenses before reductions	8,425
Expense reductions	(859)	7,566
Net investment income		4,773
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	139,403
Foreign currency transactions	102
Futures contracts	147	139,652
Change in net unrealized appreciation (depreciation) on:
Investment securities	(239,816)
Assets and liabilities in foreign currencies	12
Futures contracts	(1,429)	(241,233)
Net gain (loss)		(101,581)
Net increase (decrease) in net assets resulting from operations		$ (96,808)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended December 31, 2000	Year ended December 31, 1999
Increase (Decrease) in Net Assets
Operations Net investment income	$ 4,773	$ 3,583
Net realized gain (loss)	139,652	346,266
Change in net unrealized appreciation (depreciation)	(241,233)	99,335
Net increase (decrease) in net assets resulting from operations	(96,808)	449,184
Distributions to shareholders From net investment income	(4,772)	(3,582)
In excess of net investment income	(9,993)	(406)
From net realized gain	(207,896)	(122,659)
Total distributions	(222,661)	(126,647)
Share transactions Net proceeds from sales of shares	231,807	428,586
Reinvestment of distributions	195,891	110,094
Cost of shares redeemed	(399,439)	(523,450)
Net increase (decrease) in net assets resulting from share transactions	28,259	15,230
Total increase (decrease) in net assets	(291,210)	337,767
Net Assets
Beginning of period	1,533,221	1,195,454
End of period (including undistributed net investment income of $699 and $1,421, respectively)	$ 1,242,011	$ 1,533,221
Other Information Shares
Sold	3,420	6,687
Issued in reinvestment of distributions	3,200	1,599
Redeemed	(5,984)	(8,387)
Net increase (decrease)	636	(101)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended December 31,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 71.72	$ 55.66	$ 54.11	$ 56.81	$ 52.48
Income from Investment Operations
Net investment income	.22 B	.18 B	.05 B	.08 B	.62 C
Net realized and unrealized gain (loss)	(4.98)	22.23	1.50	4.46	8.18
Total from investment operations	(4.76)	22.41	1.55	4.54	8.80
Less Distributions
From net investment income	(.22)	(.18)	-	(.05)	(.45)
In excess of net investment income	(.47)	(.02)	-	-	-
From net realized gain	(9.85)	(6.15)	-	(7.19)	(4.02)
Total distributions	(10.54)	(6.35)	-	(7.24)	(4.47)
Net asset value, end of period	$ 56.42	$ 71.72	$ 55.66	$ 54.11	$ 56.81
Total Return A	(7.16)%	40.73%	2.86%	8.55%	16.98%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 1,242	$ 1,533	$ 1,195	$ 1,430	$ 1,332
Ratio of expenses to average net assets	.58%	.58%	.62%	.65%	.66%
Ratio of expenses to average net assets after expense reductions	.52% D	.51% D	.54% D	.59% D	.64% D
Ratio of net investment income to average net assets	.33%	.28%	.10%	.13%	1.77%
Portfolio turnover rate	267%	309%	348%	334%	142%

A The total returns would have been lower had certain expenses not been reduced during the periods shown.

B Net investment income per share has been calculated based on average shares outstanding during the period.

C Investment income per share reflects a special dividend which amounted to $.28 per share.

D FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2000

1. Significant Accounting Policies.

Fidelity Trend Fund (the fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust and is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Investment Income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), non-taxable dividends and losses deferred due to wash sales transactions. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Foreign Currency Contracts. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Joint Trading Account - continued

Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating funds.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) amounted to $359,000 or .03% of net assets.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $3,777,828,000 and $3,991,325,000, respectively.

The market value of futures contracts opened and closed during the period amounted to $134,397,000 and $94,734,000, respectively.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annual rate of .39% of average net assets after the performance adjustment.

Sub-Adviser Fee. Beginning January 1, 2001, FMR Co.(FMRC) will serve as sub-adviser for the fund. FMRC is a wholly owned subsidiary of FMR and will receive a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the fund's assets that will be managed by FMRC.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .14% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Fidelity Cash Central Funds. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Fidelity Cash Central Fund and the Fidelity Securities Lending Cash Central Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income and do not pay a management fee. Income distributions from the Cash Funds are declared daily and paid monthly from net investment income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $227,000 for the period.

5. Interfund Lending Program.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $12,313,000. The weighted average interest rate was 6.34%. Interest expense includes $43,000 paid under the interfund lending program. At period end there were no interfund loans outstanding.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end there were no security loans outstanding.

7. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $4,716,000. The weighted average interest rate was 6.39%. Interest expense includes $4,000 paid under the bank borrowing program. At period end there were no bank borrowings outstanding.

8. Expense Reductions.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $780,000 under this arrangement.

In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $14,000, and $65,000, respectively, under these arrangements.

Annual Report

Report of Independent Accountants

To the Trustees and the Shareholders of Fidelity Trend Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Trend Fund at December 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Trend Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
February 7, 2001

Annual Report

Distributions

The Board of Trustees of Fidelity Trend Fund voted to pay on February 5, 2001, to shareholders of record at the opening of business on February 2, 2001, a distribution of $.20 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.03 per share from net investment income.

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Abigail P. Johnson, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Gerald C. McDonough *

Robert C. Pozen

Thomas R. Williams *

Advisory Board

J. Michael Cook

Marie L. Knowles

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

* Independent trustees

Custodian

The Chase Manhattan Bank

New York, NY

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